                                        Delaware
                                        Investments(SM)
                                        --------------------------------------
CLOSED-END                              A member of Lincoln Financial Group(R)









Annual Report 2002
--------------------------------------------------------------------------------
                             DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.









[LOGO] POWERED BY RESEARCH.(SM)

Table
  OF CONTENTS

Letter to Shareholders                                          1

Portfolio Management Review                                     2

Performance Summary                                             4

Financial Statements:

  Statement of Net Assets                                       6

  Statement of Operations                                      11

  Statements of Changes
    in Net Assets                                              12

  Statement of Cash Flows                                      13

  Financial Highlights                                         14

  Notes to Financial
    Statements                                                 15

Report of Independent
  Auditors                                                     18

Board of Directors/Officers                                    19



Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware
Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) Delaware Distributors, L.P.

Your Fund's Investment Strategies

U.S. Common Stocks with Above-Average Yields
The Fund's management focuses on stocks that pay high dividends relative to share price. Such high yields can point the Fund to strong companies whose stocks have capital appreciation potential. The dividend income from these stocks has potential to add value to total return.

Convertible Preferred Stocks and Bonds
The Fund invests in both convertible preferred stocks and convertible bonds. Both securities pay fixed rates of income, but because they can be converted into common stock, they are indirectly tied to the common stock's performance. As a result, convertible securities generally offer higher income than common stocks and an opportunity for price appreciation when the value of the underlying security rises. The Fund may buy convertibles when the underlying common stock offers strong growth potential but a lower yield.

High-Yield Corporate Bonds
High-yield bonds, those rated BB or lower, have greater default risk than bonds with higher quality ratings but provide a greater level of income to compensate investors for the additional risks. Prices of high-yield bonds tend to be less sensitive to changes in interest rates than higher rated bonds.

Leveraging
About $55 million (42.1%) of your Fund's net assets were leveraged as of November 30, 2002. Leveraging is a tool that is generally not available to open-end mutual funds and one that can be an important contributor to your Fund's income and capital appreciation. Of course, there is no guarantee that the Fund will achieve its objective by using leveraging. Leveraging could result in a higher degree of volatility because the Fund's net asset value could be more sensitive to fluctuations in short-term interest rates and equity prices. We believe this risk is reasonable given the potential benefits of higher income.

Your Fund's Buyback Program
Your Fund's Board of Directors approved a share repurchase program in 1994 that authorizes Delaware Investments Dividend and Income Fund, Inc. to purchase up to 10% of its outstanding shares on the floor of the New York Stock Exchange. During the fiscal year ended November 30, 2002, we did not make use of this option since we did not see this as the most effective way to add value to the portfolio.

Your Reinvestment Options
Delaware Investments Dividend and Income Fund, Inc. offers an automatic dividend reinvestment program. If you would like to reinvest dividends, and shares are registered in your name, contact Mellon Investor Services, LLC at 800 851-9677. You will be asked to put your request in writing. If you have shares registered in "street" name, contact the broker/dealer holding the shares or your financial advisor.

Letter                       Delaware Investments Dividend and Income Fund, Inc.
  TO SHAREHOLDERS            December 10, 2002

Recap of Events
The U.S. stock market has endured a very difficult year. Despite indications that the economy is recovering from the recession in 2001, investors remained hesitant to make new equity investments as corporate accounting scandals, the ongoing threat of terrorism, and a possible war with Iraq all took their toll on investor confidence. Major U.S. stock market indexes, which seem on their way to a third consecutive calendar year of losses, hit five-year lows in October.

On a positive note, the markets enjoyed a sharp rebound from October 9 through the end of November, and there is some speculation that investors may have finally reached the long-awaited capitulation that is typical of market bottoms. During this seven-week period, the Dow Jones Industrial Average gained +22%, the Standard & Poor's (S&P) 500 Index rose +20%, and the Nasdaq Composite Index climbed +32%. Markets were boosted in early November by the Federal Reserve's first short-term interest rate cut in almost a year. The Fed sought to further stimulate the modestly recovering economy and potentially ward off the impact of wavering consumer confidence heading into the holiday shopping season, which is critically important for retailing companies.

Outlook
Despite continued uncertainty, the markets seem to be experiencing a revitalized sense of optimism after two and a half years of bad news, disappointing earnings, and scandals. One possible reason the markets appear ready to climb is that investors have already discounted many worst case scenarios.

In our opinion, the combination of subdued inflation, low interest rates, strong productivity, and a resilient American consumer appears to be a recipe for resurgent corporate profitability in 2003. In light of this outlook, we see very attractive stock valuations across the market. We have been encouraged by a reduction in market volatility of late and believe that we are entering a period of opportunity for investors who have a well-diversified portfolio and a long-term outlook.

Sincerely,

/s/ David K. Downes
-------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Average Annual Total Returns

                                                                                                                  Premium(+)/
At Net Asset Value                                                                                               Discount (-)
For the periods ended November 30, 2002                                  One Year    Five Years    Lifetime*    As of 11/30/02
Delaware Investments Dividend and Income Fund, Inc.                        -2.36%      +0.43%       +7.44%          -1.18%
Lipper Closed-End Income and Preferred Stock Funds Average (14 funds)      -6.37%       +2.52%      +6.14%
Standard & Poor's 500 Index                                               -16.51%      +0.97%       +9.88%
Merrill Lynch High-Yield Bond Index                                        -3.29%      +1.13%       +5.75%
------------------------------------------------------------------------------------------------------------------------------------
All performance shown above is at net asset value and assumes reinvestment of all distributions. Performance information at market price can be found on page 4. The Lipper Closed-End Income and Preferred Stock Funds Average represents the average return of closed-end income and preferred stock mutual funds tracked by Lipper (Source: Lipper Inc.). The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. The Merrill Lynch High-Yield Bond Index measures the performance of the
U.S. high-yield bond market. All indexes are unmanaged. You cannot invest directly in an index. Past performance is not a guarantee of future results.

* The Fund commenced operations on March 26, 1993. Lifetime returns for the indexes and the Lipper peer group assume a start date of
March 31, 1993.

Portfolio                    Delaware Investments Dividend and Income Fund, Inc.
  MANAGEMENT REVIEW          December 10, 2002


Fund Managers

Timothy L. Rabe
Senior Portfolio Manager
Fixed Income
Delaware Management Company

Damon J. Andres
Senior Portfolio Manager
Equities
Delaware Management Company

Nancy M. Crouse
Senior Portfolio Manager
Equities
Delaware Management Company

The Fund's Results
A continued deterioration in economic fundamentals, corporate fraud and negative investor sentiment contributed to severe malaise among nearly all major equity markets in 2002. Delaware Investments Dividend and Income Fund, Inc. posted a disappointing -2.36% (at net asset value with distributions reinvested) return for the fiscal year ended November 30, 2002, while the Fund's benchmark, the Standard & Poor's (S&P) 500 Index, dropped -16.51% during the same period. We attribute strong stock selection and a market overweight in the real estate investment trust (REIT) sector as the primary catalysts for the Fund's relative outperformance to its benchmark.

Portfolio Highlights
Despite a challenging market, REITs performed well on both an absolute and relative basis over the past year. As a result, our focus on REITs proved to be a beneficial strategy for the Fund. Our position in Liberty Property Trust, an office and industrial properties firm, generated strong performance. Simon Property Group, a regional mall property firm and a direct beneficiary of strong consumer spending, also delivered attractive returns. During the fiscal year, we sold our position in SL Green Realty, due to our conviction that the stock had achieved fair market value and because our emphasis on income prompted us to seek more attractive market opportunities. Overall, we maintain a positive outlook for REITs and are confident that attractive valuations and competitive cash flow will be sustained over the long term.

While an overweighted position versus our benchmark in basic industries delivered favorable performance during most of the year, we began reducing our exposure over the last several months of the reporting period. Historically, sectors such as chemicals, metal, and paper have performed well during periods of economic recovery. However, we now believe prospects for an economic turnaround will likely occur later than initially anticipated and we will continue to keep a watchful eye on our sector allocations.

Throughout the year, we maintained a significant position in large pharmaceutical companies like Bristol-Myers Squibb, Schering-Plough, and Abbott Laboratories. While performance for drug companies lagged expectations, we believe valuations and long-term growth prospects remain attractive. In our opinion, macroeconomic industry issues, including pending patent expirations and legislative pressure for lower healthcare costs, have unfairly fueled investor skittishness. We believe that changing demographic trends will heighten demand for specialty medications over the long term, placing increased pressure on new product research and development -- an area in which these companies excel.

Within the convertible sector, two securities in particular generated very strong performance for the Fund. Despite poor equity performance due to weak earnings, our Gap convertible bond holding provided us with the opportunity to buy a relatively secure fixed-income security with significant yield. Sovereign Bancorp is an example of a convertible preferred stock issue that delivered attractive performance during the fiscal year. In general, convertibles have benefited Fund performance, by generating above-average yields with minimal downside market risk.

While the past year has been challenging for the high-yield market, our unwavering commitment to in-depth security analysis provided the Fund with positive performance in several select sectors. Overweight positions that aided performance included holdings in paper & forest products company Georgia-Pacific and exposure to cable companies like Insight Midwest and Charter Communications. While the utility sector has begun to stabilize, the airline industry remains volatile, further weakened by United Airlines' recent bankruptcy announcement. As a result, we have limited our airlines exposure.

We have also remained cautious with regard to telecommunications -- a sector still plagued by volatility. Delaware's commitment to employing extensive, ongoing analysis prompted us to sell our positions in WorldCom and Adelphia before corporate fraud issues surfaced. Through November 2002, the high-yield market experienced a rise in "fallen angels" -- investment grade bonds downgraded to non-investment grade status -- that more than doubled the rate of new high-yield issuance. While large levels of distressed credit can have negative implications on the market, this environment provided us with a number of unique opportunities to invest in fundamentally strong companies at attractive valuations.

Outlook
While it is impossible to predict when and how the economy will recover, we will continue to employ a cautious approach going forward. The market environment over the past two years has made income generation -- a primary objective of the Fund --more challenging. However, we remain confident that when an economic rebound does occur, Delaware Investments Dividend and Income Fund, Inc. will be well positioned to meet its objective of providing high current income for shareholders.

Our highly disciplined, bottom-up investment approach seeks companies selling at attractive valuations with strong cash flows and balance sheets. The result is a conservative, broadly diversified portfolio with low volatility.

--------------------------------------------------------------------------------
Capital Raised by Closed-End Funds
--------------------------------------------------------------------------------
Closed-end mutual funds like Delaware Investments Dividend and Income Fund, Inc. have seen an increase in popularity as a group in 2002, as evidenced by the heavy inflows shown in the table below. The Closed-End Fund Association believes that low interest rates have especially sparked interest in fixed income closed-end funds during 2002. According to the Closed-End Fund Association, there are currently 633 closed-end mutual funds trading on North American exchanges, with net assets totaling more than $120 billion.

                                                                 Amount of
                                                                  Inflows
--------------------------------------------------------------------------------
   1998                                                        $8.13 billion
--------------------------------------------------------------------------------
   1999                                                        $4.00 billion
--------------------------------------------------------------------------------
   2000                                                         $.63 billion
--------------------------------------------------------------------------------
   2001                                                        $7.30 billion
--------------------------------------------------------------------------------
   2002*                                                      $16.60 billion
--------------------------------------------------------------------------------
* through August 31, 2002
Sources: Closed-End Fund Association and Lipper Inc.

Delaware Investments
     DIVIDEND AND INCOME FUND, INC.

Fund Basics
As of November 30, 2002
--------------------------------------------------------------------------------
Fund Objectives:
The Fund seeks to achieve high current income. Capital appreciation is a secondary objective.

--------------------------------------------------------------------------------
Total Fund Net Assets:
$130.56 million

--------------------------------------------------------------------------------
Number of Holdings:
236

--------------------------------------------------------------------------------
Fund Start Date:
March 26, 1993

--------------------------------------------------------------------------------
Your Fund Managers:
Timothy L. Rabe is Vice President/Senior Portfolio Manager of Delaware's high-yield funds. Mr. Rabe received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, he worked as a tax analyst for The Northern Trust Company. He is a CFA charterholder.

Damon J. Andres earned a bachelor's degree in Business Administration with an emphasis in finance and accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, Mr. Andres performed investment consulting services with Cambridge Associates, Inc. in Arlington, Virginia. He is also co-manager of Delaware REIT Fund.

Nancy M. Crouse began her career in finance at Philadelphia National Bank. Before joining Delaware in 1993, she served as Vice President at CoreStates Investment Advisers, where she performed securities analysis and managed balanced portfolios. Ms. Crouse is a CFA charterholder.

--------------------------------------------------------------------------------
NYSE Symbol:
DDF

Fund Performance
Average Annual Total Returns
Through November 30, 2002                Lifetime       Five Years      One Year
--------------------------------------------------------------------------------
At Market Price                            +6.68%         +0.10%        -18.98%
At Net Asset Value                         +7.44%         +0.43%         -2.36%
--------------------------------------------------------------------------------
Returns reflect reinvestment of all distributions. Shares of the Fund were initially offered with a sales charge of 6.0%. Performance since inception does not include the sales charge or any brokerage commissions for purchases made since inception. Past performance is not a guarantee of future results.

The performance table and graphs on the following page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Delaware Investments
     DIVIDEND AND INCOME FUND, INC.

Market Price vs. Net Asset Value
November 30, 2001 through November 30, 2002


                        Delaware Investments
                             Dividend and          Delaware Investments
                        Income Fund, Inc.--            Dividend and
                           Market Price          Income Fund, Inc.-- NAV
                        --------------------     -----------------------
          11/30/2001          $13.85                       $11.63
          12/31/2001          $13.62                       $11.86
           1/31/2002          $13.52                       $11.83
           2/28/2002          $13.50                       $11.90
           3/31/2002          $14.08                       $12.32
           4/30/2002          $14.27                       $12.14
           5/31/2002          $13.96                       $12.18
           6/30/2002          $13.70                       $11.67
           7/31/2002          $12.15                       $10.40
           8/31/2002          $12.86                       $10.57
           9/30/2002          $12.04                        $9.72
          10/31/2002          $11.40                        $9.46
          11/30/2002          $10.02                       $10.14


Past performance is not a guarantee of future results.


Performance of a $10,000 Investment
March 26, 1993 (Fund's inception) through November 30, 2002




                                             Delaware Investments                                     Lipper Closed-End
                     Delaware Investments     Dividend and Income        Lipper Closed-End          Income and Preferred
                      Dividend and Income        Fund, Inc. @           Income and Preferred       Stock Funds Average @
                       Fund, Inc. @ NAV          Market Price        Stock Funds Average @ NAV          Market Price
                       ----------------          ------------        -------------------------     ---------------------
    3/26/93              $10,000                    $10,000                 $10,000                          $10,000
   11/30/93              $11,076                    $10,082                 $10,446                          $10,027
   11/30/94              $10,567                     $9,353                 $ 9,988                           $8,727
   11/30/95              $12,756                    $12,038                 $12,022                          $11,235
   11/30/96              $15,449                    $15,730                 $13,467                          $12,776
   11/30/97              $19,654                    $18,615                 $15,648                          $14,465
   11/30/98              $19,630                    $20,161                 $16,849                          $15,852
   11/30/99              $18,099                    $14,812                 $16,048                          $13,738
   11/30/00              $18,311                    $17,742                 $17,282                          $14,973
   11/30/01              $20,512                    $23,100                 $18,592                          $18,953
   11/30/02              $20,028                    $18,715                 $17,408                          $18,159


Chart assumes $10,000 invested on March 26, 1993, and reflects the reinvestment of all distributions. Performance of the Fund and the Lipper peer group at market value are based on market performance during the period. Performance of the Fund and the Lipper peer group at net asset value are based on the fluctuations in net asset value during the period. The chart also assumes $10,000 invested in the Lipper peer group at market price and at net asset value at that month's end, March 31, 1993. After March 31, 1993, returns plotted were as of the last day of each month shown. Delaware Investments Dividend and Income Fund, Inc. was initially offered with a sales charge of 6.0%. Performance since inception does not include fees, the initial sales charge or any brokerage commissions for purchases made since inception. Investments in the Fund are not available at net asset value. The Lipper Closed-End Income and Preferred Stock Funds Average represents a peer group of closed-end mutual funds tracked by Lipper (Source: Lipper Inc.). Past performance is not a guarantee of future results.

Statement                    Delaware Investments Dividend and Income Fund, Inc.
  OF NET ASSETS              November 30, 2002



                                                        Number of      Market
                                                          Shares       Value

Common Stock - 81.73%

Automobiles & Automotive Parts - 2.53%
  Ford Motor                                              151,082   $ 1,719,313
  General Motors                                           39,900     1,584,030
                                                                    -----------
                                                                      3,303,343
                                                                    -----------
Banking, Finance & Insurance - 7.33%
  Bank of America                                          43,000     3,013,440
  J.P. Morgan Chase                                       101,200     2,547,204
  Mellon Financial                                         33,000       991,650
  Wells Fargo                                              41,900     1,936,199
  XL Capital Limited-Class A                               13,000     1,075,620
                                                                    -----------
                                                                      9,564,113
                                                                    -----------
Cable, Media & Publishing - 1.15%
  Gannett                                                  21,100     1,503,375
                                                                    -----------
                                                                      1,503,375
                                                                    -----------
Chemicals - 3.97%
  Air Products & Chemicals                                 45,200     1,998,744
  Dow Chemical                                            100,000     3,190,000
                                                                    -----------
                                                                      5,188,744
                                                                    -----------
Computers & Technology - 1.75%
  International Business Machines                          10,000       871,000
  Pitney Bowes                                             40,000     1,412,000
                                                                    -----------
                                                                      2,283,000
                                                                    -----------
Consumer Products - 2.60%
  Kimberly-Clark                                           39,000     1,962,480
  Procter & Gamble                                         17,000     1,428,000
                                                                    -----------
                                                                      3,390,480
                                                                    -----------
Electronics & Electrical Equipment - 1.00%
  Emerson Electric                                         25,000     1,303,750
                                                                    -----------
                                                                      1,303,750
                                                                    -----------
Energy - 5.61%
  Baker Hughes                                             27,000       883,980
  ChevronTexaco                                            28,000     1,876,840
  ConocoPhillips                                           23,385     1,118,037
  Exxon Mobil                                              40,000     1,392,000
  Kerr-McGee                                               45,300     2,049,825
                                                                    -----------
                                                                      7,320,682
                                                                    -----------
Food, Beverage & Tobacco - 6.41%
  General Mills                                            59,200     2,641,504
  Heinz (H.J.)                                             62,100     2,162,322
  Kellogg                                                  61,500     2,052,255
  PepsiCo                                                  35,500     1,508,040
                                                                    -----------
                                                                      8,364,121
                                                                    -----------
Healthcare & Pharmaceuticals - 9.04%
  Abbott Laboratories                                      35,000     1,532,300
  Biomet                                                   62,100     1,707,750
  Bristol-Myers Squibb                                    144,100     3,818,650
  Merck & Co.                                              30,800     1,829,828
  Schering-Plough                                          29,700       673,002
  Wyeth                                                    58,800     2,259,684
                                                                    -----------
                                                                     11,821,214
                                                                    -----------

                                                        Number of      Market
                                                          Shares       Value

Common Stock (continued)

Industrial Machinery - 3.28%
   Caterpillar                                             32,000   $ 1,596,800
   Deere & Co.                                             52,600     2,690,490
                                                                    -----------
                                                                      4,287,290
                                                                    -----------
Investment Companies - 1.85%
   Gladstone Capital                                      147,100     2,409,498
                                                                    -----------
                                                                      2,409,498
                                                                    -----------
Paper & Forest Products - 2.01%
   International Paper                                     40,000     1,570,000
   Weyerhaeuser                                            20,000     1,052,000
                                                                    -----------
                                                                      2,622,000
                                                                    -----------
Real Estate - 23.55%
   AMB Property                                            65,600     1,813,840
   Apartment Investment & Management                       43,300     1,618,121
   Avalonbay Communities                                   26,500     1,049,400
   Camden Property Trust                                   54,900     1,866,051
   Capital Automotive                                      55,400     1,370,042
   Duke Realty                                             87,000     2,175,000
   Equity Office Properties Trust                          63,600     1,635,156
   FBR Asset Investment                                    34,300     1,125,040
   Glimcher Realty Trust                                  118,000     1,947,000
+++Host Marriott                                          136,500     1,248,975
   Liberty Property Trust                                  62,470     1,964,682
   Macerich                                                41,000     1,246,810
   Meristar Hospitality                                    56,000       413,280
   Pan Pacific Retail Properties                           61,400     2,191,980
   Prentiss Properties Trust                               76,272     2,096,717
   Ramco-Gershenson Properties                             72,100     1,431,906
   Reckson Associates Realty                               70,000     1,424,500
   Reckson Associates Realty-Class B                       21,520       451,920
   Simon Property Group                                    92,500     3,119,099
   Sun Communities                                         16,600       575,024
                                                                    -----------
                                                                     30,764,543
                                                                    -----------
Retail - 1.00%
   Sears Roebuck & Co.                                     47,100     1,304,670
                                                                    -----------
                                                                      1,304,670
                                                                    -----------
Telecommunications - 2.30%
   BellSouth                                               60,000     1,668,000
   Verizon Communications                                  31,720     1,328,434
                                                                    -----------
                                                                      2,996,434
                                                                    -----------
Textiles, Apparel & Furniture - 1.61%
   Newell Rubbermaid                                       66,100     2,096,692
                                                                    -----------
                                                                      2,096,692
                                                                    -----------
Transportation & Shipping - 1.60%
   Union Pacific                                           36,000     2,084,400
                                                                   -----------
                                                                      2,084,400
                                                                    -----------
Utilities - 3.14%
   Dominion Resources                                      36,600     1,864,770
   FPL Group                                               38,000     2,234,400
                                                                    -----------
                                                                      4,099,170
                                                                    -----------

Total Common Stock (cost $114,537,070)                              106,707,519
                                                                    -----------

Statement                    Delaware Investments Dividend and Income Fund, Inc.
  OF NET ASSETS (CONTINUED)



                                                        Number of      Market
                                                          Shares       Value

Convertible Preferred Stock- 9.49%

Aerospace & Defense - 0.86%
  Northrop Grumman 7.25%                                   10,500   $ 1,127,175
                                                                    -----------
                                                                      1,127,175
                                                                    -----------
Banking, Finance & Insurance - 5.09%
  National Australia Bank Units 7.875%                     40,000     1,349,600
  Newell Financial Trust I 5.25%                           52,600     2,445,900
  Sovereign Bancorp 7.50%                                  27,000     2,079,000
  Travelers Property Casualty 4.50%                        32,200       755,734
                                                                    -----------
                                                                      6,630,234
                                                                    -----------
Real Estate - 2.33%
  Crescent Real Estate 6.75%                               62,600     1,137,442
  General Growth Properties 7.25%                          60,100     1,910,579
                                                                    -----------
                                                                      3,048,021
                                                                    -----------
Transportation & Shipping - 1.21%
  Union Pacific Capital Trust 6.25%                         7,000       358,750
 +Union Pacific Capital Trust TIDES
    144A 6.25%                                             23,900     1,224,875
                                                                    -----------
                                                                      1,583,625
                                                                    -----------
Total Convertible Preferred Stock
  (cost $11,676,950)                                                 12,389,055
                                                                    -----------
Preferred Stock - 6.09%

Banking, Finance & Insurance - 1.97%
  Credit Lyon Capital SCA 9.50%                           100,000     2,575,000
                                                                    -----------
                                                                      2,575,000
                                                                    -----------
Cable, Media & Publishing - 0.12%
  CSC Holdings 11.75%                                       1,750       155,313
                                                                    -----------
                                                                        155,313
                                                                    -----------
Real Estate - 3.03%
  LaSalle Hotel Properties 10.25%                         113,200     2,943,221
  Ramco-Gershenson Properties 9.50%                        40,000     1,012,000
                                                                    -----------
                                                                      3,955,221
                                                                    -----------
Utilities - 0.97%
  Public Service Enterprise Group 10.25%                   27,200     1,270,240
                                                                    -----------
                                                                      1,270,240
                                                                    -----------

Total Preferred Stock (cost $7,859,109)                               7,955,774
                                                                    -----------
                                                       Principal
                                                         Amount

Convertible Bonds - 7.69%

Automobiles & Automotive Parts - 1.52%
  MascoTech 4.50% 12/15/03                             $1,800,000     1,629,000
  Tower Automotive 5.00% 8/1/04                           400,000       355,500
                                                                    -----------
                                                                      1,984,500
                                                                    -----------

                                                        Principal      Market
                                                          Amount       Value

Convertible Bonds (continued)

Banking, Finance & Insurance - 0.31%
  +Verizon Global Funding
    144A 5.75% 4/1/03                                   $  400,000  $   405,500
                                                                    -----------
                                                                        405,500
                                                                    -----------
Computers & Technology - 0.38%
 +Mercury Interactive 144A 4.75% 7/1/07                    550,000      494,313
                                                                    -----------
                                                                        494,313
                                                                    -----------
Industrial Machinery - 1.17%
  Kadant 4.50% 7/15/04                                   1,530,000    1,530,000
                                                                    -----------
                                                                      1,530,000
                                                                    -----------
Real Estate - 1.71%
  Malan Realty Investors 9.50% 7/15/04                   2,300,000    2,228,125
                                                                    -----------
                                                                      2,228,125
                                                                    -----------
Retail - 1.78%
 +Gap 144A 5.75% 3/15/09                                 1,825,000    2,322,312
                                                                    -----------
                                                                      2,322,312
                                                                    -----------
Transportation & Shipping - 0.82%
  Continental Airlines 4.50% 2/1/07                      2,125,000    1,070,469
                                                                    -----------
                                                                      1,070,469
                                                                    -----------

Total Convertible Bonds (cost $10,396,250)                           10,035,219
                                                                    -----------
Non-Convertible Bonds - 32.88%

Aerospace & Defense - 0.13%
  Sequa 9.00% 8/1/09                                       175,000      172,375
                                                                    -----------
                                                                        172,375
                                                                    -----------
Automobiles & Automotive Parts - 0.83%
  Asbury Automotive Group 9.00% 6/15/12                    250,000      231,250
  Collins & Aikman 10.75% 12/31/11                         125,000      121,250
  CSK Auto 12.00% 6/15/06                                  325,000      349,375
  Cummins 9.50% 12/1/10                                    275,000      290,125
  Neff 10.25% 6/1/08                                       205,000       58,425
++Venture Holdings Trust 12.00% 6/1/09                     425,000       38,250
                                                                    -----------
                                                                      1,088,675
                                                                    -----------
Banking, Finance & Insurance - 0.86%
  Fairfax Financial Holdings 7.75% 12/15/03                525,000      498,985
  Finova Group 7.50% 11/15/09                              475,000      166,250
  Sovereign Bancorp 10.50% 11/15/06                        215,000      240,800
 +Zurich Capital Trust I 144A 8.376% 6/1/37                250,000      221,282
                                                                    -----------
                                                                      1,127,317
                                                                    -----------
Building & Materials - 0.17%
  Building Materials 7.75% 7/15/05                         270,000      222,750
                                                                    -----------
                                                                        222,750
                                                                    -----------

Statement                    Delaware Investments Dividend and Income Fund, Inc.
  OF NET ASSETS (CONTINUED)



                                                        Principal      Market
                                                          Amount       Value

Non-Convertible Bonds (continued)

Cable, Media & Publishing - 4.57%
  Charter Communications
    10.75% 10/1/09                                      $1,550,000   $  790,499
  Coaxial Communications of
    Central Ohio 10.00% 8/15/06                            715,000      632,775
  CSC Holdings
    8.125% 7/15/09                                         500,000      473,750
    10.50% 5/15/16                                         250,000      242,500
 +Dex Media East 144A 12.125% 11/15/12                     475,000      517,156
  Echostar Broadband 10.375% 10/1/07                       200,000      211,000
  Insight Midwest 10.50% 11/1/10                           525,000      525,000
  Lodgenet Entertainment
    10.25% 12/15/06                                        600,000      585,000
  Mediacom Broadband 11.00% 7/15/13                        325,000      333,125
 +PanAmSat 144A 8.50% 2/1/12                               475,000      466,688
 +RH Donnelley Finance 144A
    10.875% 12/15/12                                       325,000      346,531
  Rogers Cablesystems 10.00% 3/15/05                       250,000      258,750
  USA Networks 6.75% 11/15/05                              135,000      135,437
 +Vertis 144A 10.875% 6/15/09                              250,000      257,500
  WRC Media 12.75% 11/15/09                                200,000      191,000
                                                                    -----------
                                                                      5,966,711
                                                                    -----------
Chemicals - 2.28%
 +FMC 144A 10.25% 11/1/09                                  250,000      267,500
  Huntsman Chemical 10.125% 7/1/09                         555,000      491,175
  IMC Global 6.55% 1/15/05                                 305,000      292,969
  Lyondell Chemical
    9.50% 12/15/08                                         475,000      469,063
    10.875% 5/1/09                                         350,000      324,625
  MacDermid 9.125% 7/15/11                                 300,000      325,500
  Solutia
    6.72% 10/15/37                                         430,000      298,850
    11.25% 7/15/09                                         650,000      510,250
                                                                    -----------
                                                                      2,979,932
                                                                    -----------
Computers & Technology - 0.45%
  Asat Finance 12.50% 11/1/06                              260,000      191,100
  ChipPAC International 12.75% 8/1/09                      150,000      161,250
 +Seagate Technology 144A
    8.00% 5/15/09                                          225,000      235,125
                                                                    -----------
                                                                        587,475
                                                                    -----------
Consumer Products - 1.04%
  American Greetings 11.75% 7/15/08                        425,000      469,625
  Remington Arms 9.50% 12/1/03                             275,000      272,938
  Salton 12.25% 4/15/08                                    475,000      467,875
 *Sealy Mattress 10.875% 12/15/07                          150,000      149,250
                                                                    -----------
                                                                      1,359,688
                                                                    -----------

                                                        Principal      Market
                                                          Amount       Value

Non-Convertible Bonds (continued)

Energy - 2.70%
  Colorado Interstate Gas
    10.00% 6/15/05                                      $  200,000   $  196,823
  Denbury Resources 9.00% 3/1/08                           325,000      337,188
 +El Paso Partners 144A 10.625% 12/1/12                    225,000      228,375
  Grant Prideco 9.00% 12/15/09                             125,000      129,375
 +Hanover Equipment Trust 144A
    8.50% 9/1/08                                           250,000      243,125
  Ocean Rig Norway 10.25% 6/1/08                           425,000      380,375
  Tennessee Gas Pipeline 8.375% 6/15/32                    425,000      387,934
 +Transcontinental Gas Pipeline 144A
    8.875% 7/15/12                                         350,000      344,750
  Vintage Petroleum 7.875% 5/15/11                         475,000      470,250
  Williams Companies 6.625% 11/15/04                       175,000      125,125
    Series A 7.50% 1/15/31                                 175,000      109,375
 +Williams Gas Pipeline 144A
    7.375% 11/15/06                                        580,000      571,299
                                                                    -----------
                                                                      3,523,994
                                                                    -----------
Engineering & Construction - 0.26%
  Foster Wheeler 6.75% 11/15/05                            600,000      333,000
                                                                    -----------
                                                                        333,000
                                                                    -----------
Environmental Services - 0.66%
  Allied Waste North America
    8.875% 4/1/08                                          250,000      258,750
 +IESI 144A 10.25% 6/15/12                                 475,000      465,500
  Synagro Technologies 9.50% 4/1/09                        135,000      141,075
                                                                    -----------
                                                                        865,325
                                                                    -----------
Food, Beverage & Tobacco - 2.26%
  Agrilink Foods 11.875% 11/1/08                           100,000      106,750
  B&G Foods 9.625% 8/1/07                                  250,000      258,750
++Big V Supermarkets 11.00% 2/15/04                        401,243       38,118
  CKE Restaurants 9.125% 5/1/09                            625,000      559,375
  Delhaize America 8.125% 4/15/11                          130,000      117,429
 +Denny's 144A 12.75% 9/30/07                              360,000      341,431
  DiGiorgio 10.00% 6/15/07                                 275,000      279,125
  Fleming Companies 10.125% 4/1/08                         575,000      506,000
  Ingles Markets 8.875% 12/1/11                             50,000       46,500
  National Wine & Spirits
    10.125% 1/15/09                                        355,000      353,225
  Perkins Family Restaurants
    10.125% 12/15/07                                       400,000      347,000
                                                                    -----------
                                                                      2,953,703
                                                                    -----------
Foreign Government - 0.41%
 +Republic of Ecuador 144A
    6.00% 8/15/30                                          475,000      210,188
  Republic of Venezuela
    2.875% 12/18/07                                        392,851      323,598
                                                                    -----------
                                                                        533,786
                                                                    -----------

Statement                    Delaware Investments Dividend and Income Fund, Inc.
  OF NET ASSETS (CONTINUED)



                                                        Principal      Market
                                                          Amount       Value

Non-Convertible Bonds (continued)

Healthcare & Pharmaceuticals - 0.78%
  aaiPharma 11.00% 4/1/10                              $  275,000    $  276,375
  Concentra Operating 13.00% 8/15/09                      250,000       251,250
  Extendicare Health Services
    9.35% 12/15/07                                        325,000       273,000
  Healthsouth 6.875% 6/15/05                              250,000       220,000
                                                                    -----------
                                                                      1,020,625
                                                                    -----------
Home Builders - 0.85%
  Beazer Homes USA 8.625% 5/15/11                         250,000       263,750
  D.R. Horton 9.75% 9/15/10                               450,000       468,000
 +Tech Olympic USA 144A 10.375% 7/1/12                    400,000       378,000
                                                                    -----------
                                                                      1,109,750
                                                                    -----------
Industrial - 0.40%
  National Waterworks 10.50% 12/1/12                      250,000       263,750
 +Rexnord 144A 10.125% 12/15/12                           250,000       260,000
                                                                    -----------
                                                                        523,750
                                                                    -----------
Leisure, Lodging & Entertainment - 2.54%
  Alliance Gaming 10.00% 8/1/07                           225,000       235,406
  Capstar Hotel 8.75% 8/15/07                             175,000       119,875
  Circus & Eldorado Joint Venture
    10.125% 3/1/12                                        250,000       245,313
  Extended Stay America 9.875% 6/15/11                    300,000       302,250
  Hilton Hotels 7.625% 12/1/12                            150,000       151,343
  Host Marriott LP 9.25% 10/1/07                          125,000       128,750
  Intrawest 10.50% 2/1/10                                 250,000       258,750
  Mandalay Resorts 9.375% 2/15/10                         500,000       532,499
  Meristar Hospitality Operating
    Partnership 10.50% 6/15/09                            325,000       315,250
  Park Place Entertainment
    9.375% 2/15/07                                         75,000        79,969
  Penn National Gaming 11.125% 3/1/08                     375,000       410,625
  Premier Parks 9.75% 6/15/07                             325,000       316,875
  Regal Cinemas 9.375% 2/1/12                             200,000       214,500
                                                                    -----------
                                                                      3,311,405
                                                                    -----------
Metals & Mining - 0.68%
  Great Central Minnesota 8.875% 4/1/08                   200,000       195,000
  Jorgensen Earle 9.75% 6/1/12                            175,000       175,875
 +Oregon Steel Mills
    144A 10.00% 7/15/09                                   500,000       521,250
                                                                    -----------
                                                                        892,125
                                                                    -----------
Miscellaneous - 0.29%
  Service International 6.30% 3/15/03                     375,000       375,000
                                                                    -----------
                                                                        375,000
                                                                    -----------
Packaging & Containers - 1.04%
  AEP Industries 9.875% 11/15/07                          325,000       316,875
 +BWAY 144A 10.00% 10/15/10                               250,000       256,875
  Graphic Packaging 8.625% 2/15/12                        225,000       237,656
  Portola Packaging 10.75% 10/1/05                        175,000       176,313
  Radnor Series B 10.00% 12/1/03                          425,000       367,625
                                                                    -----------
                                                                      1,355,344
                                                                    -----------

                                                        Principal      Market
                                                          Amount       Value

Non-Convertible Bonds (continued)

Paper & Forest Products - 1.53%
   Ainsworth Lumber
    12.50% 7/15/07                                      $ 375,000   $   388,593
    13.875% 7/15/07                                       225,000       241,313
   Fort James 6.625% 9/15/04                              250,000       242,621
   Georgia-Pacific 9.50% 5/15/22                          395,000       328,625
  +MDP Acquisitions 144A 9.625% 10/1/12                   275,000       288,063
   Pacifica Papers 10.00% 3/15/09                         150,000       162,000
   Smurfit Capital 7.50% 11/20/25                         400,000       345,057
                                                                    -----------
                                                                      1,996,272
                                                                    -----------
Publishing - 0.14%
   Von Hoffman 10.25% 3/15/09                             200,000       189,000
                                                                    -----------
                                                                        189,000
                                                                    -----------
Real Estate - 0.50%
   Senior Housing Properties Trust
    8.625% 1/15/12                                        325,000       326,625
   Tanger Properties 9.125% 2/15/08                       325,000       320,449
                                                                    -----------
                                                                        647,074
                                                                    -----------
Restaurants - 0.05%
 ++Avado Brands 9.75% 6/1/06                              230,000        70,150
                                                                    -----------
                                                                         70,150
                                                                    -----------
Retail - 1.01%
   J Crew Operating 10.375% 10/15/07                      485,000       400,125
   Office Depot 10.00% 7/15/08                            480,000       547,200
   Petco Animal Supplies 10.75% 11/1/11                   195,000       218,400
   Saks 7.25% 12/1/04                                     150,000       151,500
                                                                    -----------
                                                                      1,317,225
                                                                    -----------
Telecommunications - 2.27%
   Alamosa Delaware 12.50% 2/1/11                         200,000        73,000
   AT&T Wireless
     7.875% 3/1/11                                        175,000       168,299
     8.125% 5/1/12                                        500,000       480,924
   Crown Castle 10.75% 8/1/11                             375,000       338,438
   Crown Castle International
     10.625% 11/15/07                                     250,000       228,750
   Nextel Communications
    *10.65% 9/15/07 to 2/15/08                            355,000       339,600
     9.375% 11/15/09                                      150,000       140,250
  *Nextel Partners 14.00% 2/1/09                          550,000       398,750
   Qwest 7.20% 11/1/04                                    175,000       168,000
    +144A 8.875% 3/15/12                                  175,000       169,750
   Qwest Capital Funding 7.25% 2/15/11                    350,000       217,000
   Time Warner Telecommunications
     9.75% 7/15/08                                        425,000       235,875
                                                                    -----------
                                                                      2,958,636
                                                                    -----------
Textiles, Apparel & Furniture - 0.25%
  +Levi Strauss 144A 12.25% 12/15/12                      325,000       322,563
                                                                    -----------
                                                                        322,563
                                                                    -----------

Statement                    Delaware Investments Dividend and Income Fund, Inc.
  OF NET ASSETS (CONTINUED)



                                                        Principal      Market
                                                          Amount       Value


Non-Convertible Bonds (continued)

Transportation & Shipping - 1.05%
   CP Ships Limited 10.375% 7/15/12                    $  200,000    $  213,000
   Hornbeck Offshore Services
     10.625% 8/1/08                                       400,000       423,000
   Kansas City Southern Railway
     9.50% 10/1/08                                        195,000       214,500
  +Stena AB 144A 9.625% 12/1/12                           250,000       256,250
   Teekay Shipping 8.875% 7/15/11                         250,000       259,063
                                                                    -----------
                                                                      1,365,813
                                                                    -----------
Utilities - 2.88%
   Avista 9.75% 6/1/08                                    500,000       473,085
   Calpine 10.50% 5/15/06                                 600,000       288,000
   Calpine Canada Energy Finance
     8.50% 5/1/08                                         345,000       160,425
   Consumers Energy 6.20% 5/1/08                          260,000       256,992
   Midland Funding II 11.75% 7/23/05                      500,000       505,252
   Mirant Americas Generation
     7.625% 5/1/06                                        175,000        93,625
     8.30% 5/1/11                                         175,000        82,250
  +Nevada Power 144A 10.875% 10/15/09                     175,000       177,625
  +Northern State Power 144A
     8.00% 8/28/12                                        210,000       235,642
   Orion Power Holdings 12.00% 5/1/10                     225,000       156,375
 ++PG&E National Energy
     10.375% 5/16/11                                      350,000       117,250
   Public Service Co. of Colorado
     6.00% 4/15/03                                         50,000        50,309
    +144A 7.875% 10/1/12                                  325,000       356,860
   Teco Energy 10.50% 12/1/07                             400,000       397,453
   Transcontinental Gas Place
     6.125% 1/15/05                                       175,000       163,625
  Xcel Energy 7.00% 12/1/10                               275,000       240,625
                                                                    -----------
                                                                      3,755,393
                                                                    -----------

Total Non-Convertible Bonds (cost $43,719,239)                       42,924,856
                                                                    -----------
                                                         Number of
                                                           Shares

Warrants - 0.00%

+++Solutia Warrants                                           650             7
                                                                    -----------

Total Warrants (cost $55,294)                                                 7
                                                                    -----------
                                                         Principal
                                                           Amount

Short-Term Securities - 2.11%

 **U.S. Treasury Bills 1.22% 12/12/02                   $2,755,000    2,753,990
                                                                    -----------
Total Short-Term Securities
  (cost $2,753,990)                                                   2,753,990
                                                                    -----------

Total Market Value of Securities - 139.99%
  (cost $190,997,902)                                              $182,766,420
Commercial Paper Payable
  (par $55,000,000) - (42.03%)                                      (54,877,567)
Receivables and Other Assets
  Net of Liabilities - 2.04%                                          2,670,789
                                                                   ------------
Net Assets Applicable to 12,876,300 Shares
  ($0.01 par value) Outstanding;
  Equivalent to $10.14 per share - 100.00%                         $130,559,642
                                                                   ------------
Components of Net Assets at November 30, 2002:
Common stock, $0.01 par value, 500,000,000 shares
  authorized to the Fund                                           $178,351,647
Treasury stock, 1,430,700 shares at cost                            (17,411,619)
Accumulated net realized loss on investments                        (22,148,904)
Net unrealized depreciation of investments                           (8,231,482)
                                                                   ------------
Total net assets                                                   $130,559,642
                                                                   ============

  +Security exempt from registration under Rule 144A of the Securities Act of 1933. See Note 7 in "Notes to Financial Statements".

 ++Non-income producing security. Security is currently in default.

+++Non-income producing security for the year ended November 30, 2002.

  *Step coupon bond.

 **U.S. Treasury bills are traded on a discount basis; the interest rate shown is the effective yield at the time of purchase by the Fund.

Abbreviation
TIDES - Term Income Deferred Equity Securities

See accompanying notes


Statement                                          Delaware Investments Dividend and Income Fund, Inc.
  OF OPERATIONS                                    Year Ended November 30, 2002


Investment Income:
  Interest                                                                 $5,649,631
  Dividends                                                                 5,197,343        $10,846,974
                                                                           ----------        -----------

Expenses:
  Management fees                                                           1,091,967
  Commercial paper fees                                                       175,652
  Accounting and administration expenses                                       99,270
  Professional fees                                                            67,000
  Transfer agent fees                                                          49,536
  NYSE fees                                                                    37,940
  Reports to shareholders                                                      14,809
  Custodian fees                                                               13,247
  Directors' fees                                                              10,400
  Other                                                                        37,839
                                                                           ----------
  Total operating expenses (before interest expense)                                           1,597,660
  Interest expense                                                                             1,074,950
                                                                                            ------------
  Total operating expenses (after interest expense)                                            2,672,610
  Less: expenses paid indirectly                                                                  (3,449)
                                                                                            ------------
  Total expenses                                                                               2,669,161
                                                                                            ------------
Net Investment Income                                                                          8,177,813
                                                                                            ------------

Net Realized and Unrealized Gain (Loss) on Investments:
  Net realized loss on investments                                                           (15,574,367)
  Net change in unrealized appreciation/depreciation of investments                            7,232,078
                                                                                            ------------
Net Realized and Unrealized Loss on Investments                                               (8,342,289)
                                                                                            ------------

Net Decrease in Net Assets Resulting from Operations                                        $   (164,476)
                                                                                            ============


See accompanying notes


Statements                                         Delaware Investments Dividend and Income Fund, Inc.
  OF CHANGES IN NET ASSETS

                                                                                  Year Ended
                                                                          11/30/02           11/30/01

Increase (Decrease) in Net Assets from Operations:
  Net investment income                                                 $  8,177,813      $  7,925,315
  Net realized loss on investments                                       (15,574,367)       (6,557,281)
  Net change in unrealized appreciation/depreciation of investments        7,232,078        18,372,088
                                                                        ------------      ------------
  Net increase (decrease) in net assets resulting from operations           (164,476)       19,740,122
                                                                        ------------      ------------

Dividends and Distributions to Shareholders from:
  Net investment income                                                   (8,496,926)       (7,925,315)
  Net realized gain on investments                                                --        (1,051,565)
  Return of capital                                                      (10,496,508)      (10,338,170)
                                                                        ------------      ------------
                                                                         (18,993,434)      (19,315,050)
                                                                        ------------      ------------
Net Increase (Decrease) in Net Assets                                    (19,157,910)          425,072
                                                                        ------------      ------------

Net Assets:
  Beginning of year                                                      149,717,552       149,292,480
                                                                        ------------      ------------
  End of year                                                           $130,559,642      $149,717,552
                                                                        ============      ============




See accompanying notes


Statement                                                                Delaware Investments Dividend and Income Fund, Inc.
  OF CASH FLOWS                                                          Year Ended November 30, 2002




Net Cash Provided by Operating Activities:
Net decrease in net assets resulting from operations                                                             $   (164,476)
                                                                                                                 ------------

 Adjustments to reconcile net decrease in net assets from operations to cash provided by operating activities:
   Amortization of premium and discount on investments                                                               (253,227)
   Net proceeds from investment transactions                                                                        7,490,746
   Net realized loss on investment transactions                                                                    15,574,367
   Change in net unrealized appreciation/depreciation                                                              (7,232,078)
   Decrease in receivable for investments sold                                                                      2,058,491
   Decrease in interest and dividends receivable                                                                       59,839
   Increase in other assets                                                                                            (9,080)
   Increase in payable for investments purchased                                                                       38,737
   Decrease in interest payable                                                                                       (35,983)
   Decrease in accrued expenses and other liabilities                                                                 (38,431)
                                                                                                                 ------------
 Total adjustments                                                                                                 17,653,381
                                                                                                                 ------------

Net cash provided by operating activities                                                                          17,488,905
                                                                                                                 ------------

Cash Flows Used for Financing Activities:
 Cash provided by issuance of commerical paper                                                                    246,960,936
 Cash used to liquidate commercial paper                                                                         (246,889,067)
 Cash dividends and distributions paid                                                                            (18,993,434)
                                                                                                                 ------------

Net cash used for financing activities                                                                            (18,921,565)
                                                                                                                 ------------

Net decrease in cash                                                                                               (1,432,660)
Cash at beginning of period                                                                                         1,679,572
                                                                                                                 ------------

Cash at end of period                                                                                            $    246,912
                                                                                                                 ============

Cash paid for interest                                                                                           $  1,110,933
                                                                                                                 ============


See accompanying notes

Financial
  HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                       Delaware Investments Dividend and Income Fund, Inc.

                                                                                        Year Ended
                                                               11/30/02(3)   11/30/01    11/30/00     11/30/99    11/30/98

Net asset value, beginning of period                             $11.630     $11.590      $13.000     $16.230      $18.010

Income (loss) from investment operations:
Net investment income(4)                                           0.635       0.617        0.803       0.939        1.020
Net realized and unrealized gain (loss) on investments            (0.650)      0.923       (0.713)     (1.914)      (0.890)
                                                                 -------     -------      -------     -------      -------
Total from investment operations                                  (0.015)      1.540        0.090      (0.975)       0.130
                                                                 -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                             (0.660)     (0.617)      (0.803)     (0.939)      (1.020)
Net realized gain on investments                                      --      (0.080)      (0.560)     (1.316)      (0.890)
Return of capital                                                 (0.815)     (0.803)      (0.137)         --           --
                                                                 -------     -------      -------     -------      -------
Total dividends and distributions                                 (1.475)     (1.500)      (1.500)     (2.255)      (1.910)
                                                                 -------     -------      -------     -------      -------

Net asset value, end of period                                   $10.140     $11.630      $11.590     $13.000      $16.230
                                                                 =======     =======      =======     =======      =======

Market value, end of period                                      $10.020     $13.850      $11.875     $11.250      $17.630
                                                                 =======     =======      =======     =======      =======
Total return based on:(1)
Market value                                                     (18.98%)     30.20%       19.78%     (26.53%)       8.30%
Net asset value                                                   (2.36%)     12.02%        1.17%      (7.80%)       0.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                         $130,560    $149,718     $149,292    $185,985     $232,269
Ratio of total operating expenses to average net assets            1.86%       2.77%        3.02%       2.34%        2.22%
Ratio of total operating expenses to adjusted average
  net assets (before interest expense)(2)                          0.80%       0.83%        0.71%       0.77%        0.80%
Ratio of interest expense to adjusted average net assets(2)        0.54%       1.22%        1.58%       1.08%        1.02%
Ratio of net investment income to average net assets               5.69%       5.07%        6.45%       6.34%        5.91%
Ratio of net investment income to adjusted average net assets(2)   4.12%       3.75%        4.88%       5.03%        4.84%
Portfolio turnover                                                  107%         61%          47%         55%          46%

Leverage analysis:
Debt outstanding (at par) at end of period (000 omitted)         $55,000     $55,000      $55,000     $55,000      $55,000
Average daily balance of debt outstanding (000 omitted)          $54,857     $54,724      $54,463     $54,567      $54,555
Average daily balance of shares outstanding (000 omitted)         12,876      12,876       13,744      14,307       14,307
Average debt per share                                            $4.260      $4.250       $3.963      $3.814       $3.813


(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(2) Adjusted average net assets excludes debt outstanding.

(3) As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. The effect of this change for the year ended November 30, 2002 was a decrease in net investment income per share of $0.025, an increase in net realized and unrealized gain (loss) per share of $0.025, a decrease in the ratio of net investment income to average net assets of 0.22%, and a decrease in the ratio of net investment income to adjusted average net assets of 0.16%. Per share data and ratios for periods prior to December 1, 2001 have not been restated to reflect this change in accounting.

(4) The average shares outstanding method has been applied for per share information.

See accompanying notes

Notes                        Delaware Investments Dividend and Income Fund, Inc.
 TO FINANCIAL STATEMENTS     November 30, 2002



Delaware Investments Dividend and Income Fund, Inc. (the "Fund") is organized as a Maryland corporation and is a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's shares trade on the New York Stock Exchange under the symbol DDF.

The investment objective of the Fund is to seek high current income. Capital appreciation is a secondary objective.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the
Fund:

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and the asked prices will be used. U.S. Government and agency securities are valued at the mean between the bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Directors. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Distributions -- The Fund has a managed distribution policy. Under the policy, the Fund declares and pays monthly distributions and is managed with a goal of generating as much of the distribution as possible from ordinary income (net investment income and short-term capital gains). The balance of the distribution then comes from long-term capital gains and, if necessary, a return of capital. Effective November 1, 2002, the current annualized rate is $1.20 per share. The Fund continues to evaluate its monthly distribution in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Borrowings -- The Fund issues short-term commercial paper at a discount from par. The discount is amortized as interest expense over the life of the commercial paper using the straight-line method (See Note 6).

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Change in Accounting Principle -- As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") that require amortization of all discount or premium on debt securities. Prior to December 1, 2001, the Fund did not amortize premium or market discount, which conformed to the Fund's policy for federal income tax purposes. The cumulative effect of this accounting change had no impact on total assets of the Fund, but resulted in a $301,870 increase in cost of securities and a corresponding $301,870 increase in net unrealized depreciation, based on securities held by the Fund on December 1, 2001.

The effect of this change for the year ended November 30, 2002 was a decrease in net investment income of $319,113, a decrease in net unrealized appreciation of $243,791, and a decrease in net realized losses of $562,904. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in accounting.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $3,449 for the year ended November 30, 2002. In addition, the Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended November 30, 2002. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee of 0.55%, which is calculated daily based on the adjusted average weekly net assets.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide accounting and administration services. The Fund pays DSC a monthly fee computed at the annual rate of 0.05% of the Fund's adjusted average weekly net assets, subject to an annual minimum of $85,000.

For purposes of the calculation of investment management fees and administration fees, adjusted average weekly net assets does not include the commercial paper liability.

At November 30, 2002, the Fund had liabilities payable to affiliates as follows:

   Investment                      Accounting,              Other expenses
 management fee             administration and other        payable to DMC
 payable to DMC             expenses payable to DSC         and affiliates
----------------           --------------------------      ----------------
   $13,084                           $17,967                    $3,050

Notes                        Delaware Investments Dividend and Income Fund, Inc.
 TO FINANCIAL STATEMENTS (CONTINUED)


2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
Certain officers of DMC and DSC are officers and/or directors of the Fund. These officers and directors are paid no compensation by the Fund.

3. Investments
For the year ended November 30, 2002, the Fund made purchases of $204,996,661 and sales of $205,011,972 of investment securities other than U.S. government securities and short-term investments.

At November 30, 2002, the cost of investments for federal income tax purposes was $190,829,824. At November 30, 2002, the net unrealized depreciation was $8,063,404, of which $14,771,058 related to unrealized appreciation of investments and $22,834,462 related to unrealized depreciation of investments.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended November 30, 2002 and 2001 was as follows:

                                                   2002              2001
                                                ----------        ---------
Ordinary income                                $ 8,496,926       $ 7,925,315
Long-term capital gain                                  --         1,051,565
Return of capital                               10,496,508        10,338,170
                                               -----------       -----------
Total                                          $18,993,434       $19,315,050
                                               ===========       ===========

As of November 30, 2002, the components of net assets on a tax basis were as follows:

Shares of beneficial interest                                   $160,940,028
Capital loss carryforwards                                       (22,316,982)
Unrealized depreciation on investments                            (8,063,404)
                                                                ------------
Net assets                                                      $130,559,642
                                                                ============

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $6,557,294 expires in 2009 and $15,759,688 expires in 2010.

5. Capital Stock
The Fund did not repurchase any shares under the Share Repurchase Program or have any transactions in common shares during the year ended November 30, 2002.

Shares issuable under the Fund's dividend investment plan are purchased by the Fund's transfer agent, Mellon Investor Services, LLC, in the open market.

6. Commercial Paper
As of November 30, 2002, $55,000,000 of commercial paper was outstanding with an amortized cost of $54,877,567. The weighted average discount rate of commercial paper outstanding at November 30, 2002 was 1.61%. The average daily balance of commercial paper outstanding during the year ended November 30, 2002 was $54,856,946 at a weighted discount rate of 1.94%. The maximum amount of commercial paper outstanding at any time during the period was $55,000,000. In conjunction with the issuance of the commercial paper, the Fund entered into a line of credit arrangement with J.P. Morgan Chase Bank for $30,000,000. Interest on borrowings is based on market rates in effect at the time of borrowing. The commitment fee is computed at the rate of 0.15% per annum on the unused balance. During the year ended November 30, 2002, there were no borrowings under this arrangement.

7. Credit and Market Risks
The Fund invests in high-yield fixed income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

The Fund invests in real estate investment trusts (REITs) and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct holdings during the year ended November 30, 2002. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

Notes                        Delaware Investments Dividend and Income Fund, Inc.
 TO FINANCIAL STATEMENTS (CONTINUED)



8. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2002, the Fund designates distributions paid during the year as follows:

     (A)              (B)
  Long-Term        Ordinary          (C)
Capital Gains       Income        Return of       Total           (D)
Distributions    Distributions     Capital     Distribution    Qualifying
 (Tax Basis)      (Tax Basis)    (Tax Basis)   (Tax Basis)     Dividends(1)
--------------  --------------   -----------  --------------  -------------

     --               45%             55%          100%             61%

(A) (B) and (C) are based on a percentage of the Fund's total distributions.

(D) is based on a percentage of ordinary income of the Series.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

9. Proxy Results (Unaudited)
The Fund held its Annual Meeting of Shareholders on September 12, 2002. At the Annual Meeting, the Fund's shareholders elected nine Directors. The results of the voting at the meeting were as follows:

                                                         Shares       Withheld
Nominee                                                 Voted For    Authority
-------------------------------------------------------------------------------

Charles E. Haldeman, Jr.                                9,704,448     179,987

Walter P. Babich                                        9,696,588     187,847

David K. Downes                                         9,689,841     194,544

John H. Durham                                          9,714,999     169,436

John A. Fry                                             9,711,467     172,968

Anthony D. Knerr                                        9,715,864     168,571

Ann R. Leven                                            9,710,315     174,120

Thomas F. Madison                                       9,714,739     169,696

Janet L. Yeomans                                        9,709,343     175,092

Report
  OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors
Delaware Investments Dividend and Income Fund, Inc.

We have audited the accompanying statement of net assets of Delaware Investments Dividend and Income Fund, Inc. (the "Fund") as of November 30, 2002, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Investments Dividend and Income Fund, Inc. at November 30, 2002, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP
----------------------
Ernst & Young LLP


Philadelphia, Pennsylvania
January 3, 2003

Board of Directors/Officers
of Delaware Investments Family of Funds

A mutual fund is governed by a Board of Directors which has oversight responsibility for the management of a fund's business affairs. Directors establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund directors, in particular, are advocates for shareholder interests. The following is a list of the Directors/Officers and certain background and related information.


                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Director        Director
-----------------------------------------------------------------------------------------------------------------------------------
Interested Directors

   David K. Downes(2)           President,          10 Years -               Mr. Downes has            107     Director/President -
   2005 Market Street        Chief Executive      Executive Officer       served in various                      Lincoln National
   Philadelphia, PA             Officer,                                 executive capacities                 Convertible Securities
        19103                Chief Financial      4 Years - Director      at different times                        Fund, Inc.
                           Officer and Director                        at Delaware Investments(1)
   January 8, 1940                                                                                             Director/President -
                                                                                                                 Lincoln National
                                                                                                                 Income Fund, Inc.

Independent Directors

   Walter P. Babich              Director             15 Years              Board Chairman -           107             None
 2005 Market Street                                                    Citadel Constructors, Inc.
 Philadelphia, PA                                                           (1989 - Present)
      19103

   October 1, 1927

   John H. Durham                Director            24 Years(3)           Private Investor            107            Trustee -
 2005 Market Street                                                                                              Abington Memorial
 Philadelphia, PA                                                                                               Hospital Foundation
       19103

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation

   John A. Fry                   Director             2 Years                  President -             89(4)          Director -
2005 Market Street                                                    Franklin & Marshall College               Sovereign Bancorp
 Philadelphia, PA                                                          (June 2002 - Present)
     19103

                                                                        Executive Vice President -                    Director -
                                                                        University of Pennsylvania                 Sovereign Bank
   May 28, 1960                                                          (April 1995 - June 2002)

  Anthony D. Knerr               Director             13 Years        Founder/Managing Director -      107             None
2005 Market Street                                                    Anthony Knerr & Associates
 Philadelphia, PA                                                        (Strategic Consulting)
     19103                                                                 (1990 - Present)

   December 7, 1938



                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years      by Director/Officer  Director/Officer
-----------------------------------------------------------------------------------------------------------------------------------
Independent Directors (continued)

   Ann R. Leven                  Director             14 Years       Treasurer/Chief Fiscal Officer -  107            Director -
 2005 Market Street                                                     National Gallery of Art                 Recoton Corporation
Philadelphia, PA                                                             (1994 - 1999)
     19103                                                                                                            Director -
                                                                                                                    Systemax, Inc.

   November 1, 1940

                                                                                                                   Director - Andy
                                                                                                                  Warhol Foundation

  Thomas F. Madison             Director               9 Years             President/Chief             107      Director - Valmont
  2005 Market Street                                                     Executive Officer -                    Industries, Inc.
  Philadelphia, PA                                                         MLM Partners, Inc.
      19103                                                           (Small Business Investing                  Director - ACI
                                                                            and Consulting)                      Telecentrics Inc.
                                                                        (January 1993 - Present)

   February 25, 1936                                                                                              Director - Digital
                                                                                                                     River Inc.

                                                                                                                  Director - Rimage
                                                                                                                    Corporation

   Janet L. Yeomans              Director             4 Years           Vice President Treasurer -     107             None
  2005 Market Street                                                        3M Corporation
  Philadelphia, PA                                                      (July 1995 - Present)
       19103
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.

Officers

   Jude T. Driscoll(5)        Executive Vice          2 Years   President and Chief Executive Officer  107             None
   2005 Market Street         President and                             of Delaware Investments
    Philadelphia, PA             Head of                               (January 2003 - Present)
       19103                  Fixed-Income
                                                                     Executive Vice President and
   March 10, 1963                                                       Head of Fixed-Income of
                                                                     Delaware Investment Advisers,
                                                                        a series of Delaware
                                                                       Management Business Trust
                                                                      (August 2000 - January 2003)

                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)

                                                                          Managing Director -
                                                                     NationsBanc Capital Markets
                                                                     (February 1996 - June 1998)



                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Officer         Officer
-----------------------------------------------------------------------------------------------------------------------------------
Officers (continued)

   Richelle S. Maestro      Senior Vice President,    4 Years        Ms. Maestro has served in         107             None
   2005 Market Street       Deputy General Counsel                  various executive capacities
    Philadelphia, PA            and Secretary                         at different times at
       19103                                                          Delaware Investments.

   November 26, 1957

   Michael P. Bishof         Senior Vice President    7 Years          Mr. Bishof has served in        107             None
   2005 Market Street            and Treasurer                       various executive capacities
    Philadelphia, PA                                                     at different times at
       19103                                                             Delaware Investments.

   August 18, 1962


(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, distributor, accounting service provider and transfer agent.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Fry is not a Trustee of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.
(5) Effective January 2003, Mr. Driscoll began serving as chief executive officer of the Fund's manager.

The Statement of Additional Information for the Fund(s) includes additional information about the Directors and Officers and is available, without charge, upon request by calling Mellon Investor Services, LLC at 800 851-9677.

Delaware                                          DDF
Investments(SM)                                   Listed
------------------------------------              NYSE
A member of Lincoln Financial Group(R)            THE NEW YORK STOCK EXCHANGE

This annual report is for the information of Delaware Investments Dividend and Income Fund, Inc. shareholders. The return and principal value of an investment in the Fund will fluctuate so that shares, when resold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Act of 1940 that the Fund may, from time to time, purchase shares of its Common Stock on the open market at market prices.



Board of Directors                              Affiliated Officers                         Contact Information

Walter P. Babich                                Jude T. Driscoll                            Investment Manager
Board Chairman                                  President and Chief Executive Officer       Delaware Management Company
Citadel Constructors, Inc.                      Delaware Management Holdings, Inc.          Philadelphia, PA
King of Prussia, PA                             Philadelphia, PA
                                                                                            International Affiliate
David K. Downes                                 Michael P. Bishof                           Delaware International Advisers Ltd.
President and Chief Executive Officer           Senior Vice President/Treasurer             London, England
Delaware Investments Family of Funds            Delaware Investments Family of Funds
Philadelphia, PA                                                                            Principal Office of the Fund
                                                Richelle S. Maestro                         2005 Market Street
John H. Durham                                  Senior Vice President/Deputy General        Philadelphia, PA 19103
Private Investor                                Counsel/Secretary
Gwynedd Valley, PA                              Delaware Investments Family of Funds        Independent Auditors
                                                                                            Ernst & Young LLP
John A. Fry                                                                                 2001 Market Street
President                                                                                   Philadelphia, PA 19103
Franklin & Marshall College
Lancaster, PA                                                                               Registrar and Stock Transfer Agent
                                                                                            Mellon Investor Services, LLC
Anthony D. Knerr                                                                            Overpeck Centre
Consultant                                                                                  85 Challenger Road
Anthony Knerr & Associates                                                                  Ridgefield, NJ 07660
New York, NY                                                                                800 851-9677

Ann R. Leven+                                                                               For Securities Dealers and
Former Treasurer                                                                            Financial Institutions
National Gallery of Art                                                                     Representatives Only
Washington, DC                                                                              800 362-7500

Thomas F. Madison+                                                                          Web site
President and Chief Executive Officer                                                       www.delawareinvestments.com
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans+
Vice President and Treasurer
3M Corporation
St. Paul, MN



+Audit Committee Member                                    Printed in the USA
(7068)                                                                  J8878
AR-DDF [11/02] VGR 1/03